                        Templeton Institutional Funds, Inc.




TIFI                    Foreign Equity Series
                        --------------------------------------------------------
                        ANNUAL REPORT




                               December 31, 1995


[LOGO OF TEMPLETON APPEARS HERE]

          -------------------------------------------------------------

          Mutual funds, annuities, and other investment products:

               .  are not FDIC insured;

               . are not deposits or obligations of, or guaranteed by, any financial institution;

               . are subject to investment risks, including possible loss of the principal amount invested.

          -------------------------------------------------------------

          December 31, 1995

Dear Shareholder...

          1994 was a difficult year for US and Non-US equities and bonds. Money market instruments, however, generally offered good relative returns given an uncertain investment environment. Interest rates were rising, many emerging markets were being affected by adverse political and economic developments, including the Mexican monetary crisis and there were signs of a global economic slowdown. It was a year that also witnessed the demise of several over-leveraged US hedge funds.

          At the beginning of 1995, given difficulties experienced in 1994, many investors were maintaining conservative portfolios. Our view, however, was more optimistic than the market consensus given our longer-term, five-year investment horizon. In last year's annual report, we viewed the market's pessimism as a buying opportunity for patient, fundamental investors. Our optimism had improved because the number of names on our bargain (buy) list had grown since the beginning of 1994 because many share prices had fallen significantly, yet their underlying long-term fundamentals, based on our analysis, remained relatively unchanged.

          It is therefore not surprising, given reasonable fundamentals and a reversal in the direction of interest rates, that performance for many financial markets (including many global stock markets) improved in 1995. Furthermore, performance results of many overseas stock markets, stated in US dollar terms, were enhanced by stronger local currencies. The Templeton

--------------------------------------------------------------------------------
                         Total Returns as of 12/31/95

                                      One-Year      Three-Year    Cumulative
                                      Average         Average          Since
                                      Annual/1,2/  Annual/1,2/  Inception/1,3/
                                                                   (10/18/90)
TIFI Foreign Equity Series             13.00           14.93           76.69
MSCI EAFE Index                        11.56           17.04           50.10

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[PHOTO OF JAMES CHANEY APPEARS HERE]


JAMES CHANEY IS A PORTFOLIO MANAGER AND RESEARCH ANALYST. HE CURRENTLY MANAGES THE TEMPLETON INSTITUTIONAL GROWTH AND FOREIGN EQUITY MUTUAL FUNDS, TWO VARIABLE ANNUITY PRODUCTS AND SEVERAL CORPORATE AND PUBLIC FUND SEPARATE ACCOUNTS. MR. CHANEY'S GLOBAL RESEARCH RESPONSIBILITIES INCLUDE MERCHANDISING, REGIONAL BANKS AND ENVIRONMENTAL COMPANIES.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION IN 1991, MR. CHANEY SPENT SIX YEARS WITH GE INVESTMENTS, WHERE HE WAS VICE PRESIDENT OF INTERNATIONAL EQUITIES. IN THAT CAPACITY, HE HAD NUMEROUS RESEARCH RESPONSIBILITIES AND ALSO MANAGED SEVERAL SEPARATE ACCOUNTS AND A START-UP MUTUAL FUND WHICH WAS A LIPPER-LISTED TOP QUARTILE PERFORMER. HE ALSO HAS ANOTHER SEVEN YEARS EXPERIENCE AS AN INTERNATIONAL CONSULTING ENGINEER AND PROJECT MANAGER FOR CAMP, DRESSER & MCKEE, INC. AND AMERICAN BRITISH CONSULTANTS.

MR. CHANEY RECEIVED A M.B.A. WITH HONORS FROM COLUMBIA UNIVERSITY, WHERE HE WAS A MEMBER OF THE BETA GAMMA SIGMA HONOR SOCIETY. HE RECEIVED HIS M.S. IN ENGINEERING FROM NORTHEASTERN UNIVERSITY AND HIS B.S. IN ENGINEERING FROM THE UNIVERSITY OF MASSACHUSETTS-AMHERST. MR. CHANEY IS A LICENSED AND REGISTERED ENGINEER.


--------------------------------------------------------------------------------


                                                                    continued...

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

--------------------------------------------------------------------------------

                     Industry Diversification on 12/31/95
                            (% of Total Portfolio)

Banking                                  15.5%
Utilities Electrical & Gas                8.6%
Telecommunications                        6.7%
Insurance                                 5.4%
Multi-industry                            4.5%
Chemicals                                 4.3%
Energy Sources                            3.5%
Forest products & Paper                   3.3%
Financial Services                        3.1%
                      Geographic Distribution on 12/31/95
                             (% of Equity Assets)

                           [PIE CHART APPEARS HERE]

                 Asia                               17.1%
                 Australia/New Zealand               8.0%
                 Latin America/Caribbean             4.5%
                 Europe                             66.3%
                 North America                       4.1%
--------------------------------------------------------------------------------

Institutional Funds, Inc. Foreign Equity Series (the "Fund") remains unhedged and was also a beneficiary of this approach. Some markets, however, continued to be disappointing, particularly the emerging markets. Additionally, within most global stock markets, results varied amongst industry sectors and individual stocks, given mixed earnings results.

          The two most interesting developments in 1995 were the exceptional performance gains of the US stock market and the recent weakening of the Japanese Yen, which generally remains uncorrelated to movements of other major currencies. Interestingly, despite strong US stock markets and foreign exchange volatility concerns, US institutional and retail investor contributions into global and international stock funds remained strong.

          Within this environment, the Fund outperformed the unmanaged Morgan Stanley Capital International Europe Australia and Far East Index ("MSCI EAFE") for 1995 returning 13.0% against the index return of 11.6%. The Fund also returned 1.6% versus the MSCI EAFE return of 4.1% for the quarter ending December 31, 1995. Since its inception on October 18, 1990, the Fund has provided an 11.6% average annual return against the MSCI EAFE index return of 8.1%.

          The 1995 performance relative to the benchmark index is primarily attributable to several key factors. Most importantly, the portfolio remained underweighted in the Japanese market which under performed the index despite a strong fourth quarter. Performance was also enhanced by maintaining share positions in the United Kingdom, Hong Kong, Sweden and Spain. Alternatively, many of the Fund's emerging markets holdings continued to underperform the index.

          Portfolio turnover in 1995 remained low, with geographic and industry weightings fluctuating throughout the year due to share price appreciation, depreciation, and buying and selling of shares. Overall, on a geographic perspective, the Fund's Continental European weighting has increased, while its Far Eastern emerging markets and United Kingdom weightings have fallen. The Fund's Japanese weighting has also increased, but is anticipated to remain significantly underweighted relative to the MSCI EAFE index. Valuations of most Japanese shares remain expensive based on our valuation criteria. We have been fortunate, however, to discover several new Japanese shares which are now held in the Fund. These opportunities may benefit from recent regulatory changes. For example, Japanese companies are now permitted to repurchase shares, a shareholder value enhancing alternative which was previously prohibited.

          Additionally, the Fund continued to grow, with total assets of $1.8 billion at the end of 1995 compared to $1.1 billion as of the end of 1994. The Fund's share price, as measured by net asset value, was $14.04 at December 31, 1995, compared to $12.86 at December 31, 1994.Shareholders received $0.305 per share in dividend income and $0.165 per share in long-term capital gains in 1995.

 ................................................................................

          We are now entering the second half of the 1990's and are probably somewhere near or beyond the mid-point of the current global economic cycle. Most financial markets have been good performers over the past five years and are typically valued above historical averages. These results are often attributed to low sustainable inflation, economic liberalization of emerging nations and the spread of democracy and capitalism into former communist countries. Are these assumptions reasonable and more importantly, will 1996 offer good or poor investment returns, particularly in the international markets? We do not really know, nor does anyone else.

          We believe, however, that our overall level of optimism for long-term prospects of international shares remains unchanged. For example, the number of international investment opportunities on our bargain list is about equal to those in January 1995. These stocks today, on an absolute basis, are typically being priced in global markets at levels similar to last year's valuations. Many of these stocks are also viewed as being more attractive than US peers, which seems logical given the recent appreciation of the US stock market. The source of funds (sell) list is also about the same size as last year. Throughout 1995, the general composition of these lists did not change significantly, except in the emerging markets arena, where the number of shares on the bargain list increased in the first half of the year, and subsequently fell in the second half due to long-term earnings revisions and/or share price changes.

          The emerging markets have no doubt been volatile and will continue to be so going forward. We will, however, continue to maintain investments in the emerging markets arena, despite poor performance in 1994 and 1995. We continue to identify investment opportunities in Far Eastern markets and in Eastern European markets like the Czech Republic. India also deserves further investigation.

          In Europe, economic turmoil due to Maastricht compliance concerns may also continue to provide us with investment opportunities in France and Italy. Alternatively, many shares in Scandinavia and the United Kingdom are viewed as being less attractive than last year.

          Our best ideas generally remain focused on several themes. More specifically, many of our potential bargains are shares of companies that are considered special situations. These companies are typically focused on restructuring, turnaround and/or consolidation activities. Other recommendations include shares which offer strong cash flow and stable earnings.

          1996 should be much like every year, one filled with potential opportunities. In searching for opportunities, we continue to vigorously research each individual security purchased for the Fund. In addition, we try to purchase securities that we believe are fundamentally inexpensive. There are, of course, general risks involved with international investing related to market, currency, economic, political and other factors. These risks are discussed in the Fund's prospectus.


--------------------------------------------------------------------------------

                       10 Largest Positions on 12/31/95
                            (% of Total Portfolio)

Svenska Handelsbanken                      1.5%
Iberdrola SA                               1.5%
Banco Bibao Vizcaya SA                     1.5%
Societe General de Surveillance
Holdings Ltd.                              1.5%
Rhone-Poulenc SA                           1.4%
Banque Nationale de Paris (BNP)            1.4%
Stet Spa Sta Finanziaria Telefonica
Torino                                     1.4%
Societe Elf Aquitaine SA                   1.4%
Sony Corp                                  1.4%
Telefonica de Espana SA                    1.3%

--------------------------------------------------------------------------------

                       Fund Asset Allocation on 12/31/95


                           [PIE CHART APPEARS HERE]

                          Equity                86.4%
                          Short-term & Other    13.6%

*Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Foreign Equity Series
letter continued................................................................

          We realize your expectations are high. We respect the confidence you have shown in our organization by placing your assets in our care and we are dedicated to the tasks at hand. We thank you for your continued relationship with the Templeton organization.


Sincerely,

/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.

/s/ James E. Chaney

James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.

--------------------------------------------------------------------------------

Total Return Index Comparison/1/
$5,000,000 Investment: 10/18/90 - 12/31/95


  [GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TIFI FOREIGN EQUITY SERIES,
                        MSCI EAFE INDEX AND CPI INDEX]

                                  INCEPT
                                (Millions)       12/95
                                 --------        -----
TIFI                               $5         $8,834,000
MSCI                               $5         $7,504,769
CPI                                $5         $5,752,249

Period ended December 31, 1995

                                                               Since
                                                             Inception
                                            One-Year         (10/18/90)
Average Annual Total Return/1,2/             13.00%            11.56%
Cumulative Total Return/2,3/                 13.00%            76.69%

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                         YEAR ENDED DECEMBER 31
                              -------------------------------------------------
                                 1995        1994      1993+     1992+    1991
                              ----------  ----------  --------  -------  ------
Net asset value, beginning
 of year                      $    12.86  $    13.32  $  10.05  $ 10.63  $10.16
                              ----------  ----------  --------  -------  ------
Income from investment
 operations:
 Net investment income               .31         .20       .23      .27     .31
 Net realized and unrealized
  gain (loss)                       1.35        (.16)     3.19     (.41)   1.30
                              ----------  ----------  --------  -------  ------
Total from investment
 operations                         1.66         .04      3.42     (.14)   1.61
                              ----------  ----------  --------  -------  ------
Distributions:
 Dividends from net
  investment income                 (.31)       (.19)     (.09)    (.24)   (.44)
 Distributions from net
  realized gains                    (.17)       (.31)     (.06)    (.20)   (.70)
                              ----------  ----------  --------  -------  ------
Total distributions                 (.48)       (.50)     (.15)    (.44)  (1.14)
                              ----------  ----------  --------  -------  ------
Change in net asset value           1.18        (.46)     3.27     (.58)    .47
                              ----------  ----------  --------  -------  ------
Net asset value, end of year  $    14.04  $    12.86  $  13.32  $ 10.05  $10.63
                              ==========  ==========  ========  =======  ======
TOTAL RETURN                      13.00%        .24%    34.03%  (1.33)%  16.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                        $1,817,883  $1,093,227  $407,970  $   566  $1,181
Ratio of expenses to average
 net assets                         .88%        .95%     1.03%    8.82%   9.15%
Ratio of expenses, net of
 reimbursement, to average
 net assets                         .88%        .95%     1.00%    1.00%   1.00%
Ratio of net investment
 income to average net
 assets                            2.70%       2.03%     1.73%    2.38%   2.47%
Portfolio turnover rate           20.87%       7.90%    42.79%    8.45%  76.16%

+BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Fund, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1995

-----------------------------------------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                                                   COUNTRY  SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 79.7%
-----------------------------------------------------------------------------------------------------------------
 Appliances & Household Durables: 1.3%
                          Sony Corp.                                                Jpn.    409,700 $  24,553,836
-----------------------------------------------------------------------------------------------------------------
 Automobiles: 2.2%
                          Bayerische Motorenwerke (BMW)                             Ger.     15,662     8,081,922
                          Regie Nationale des Usines Renault SA                      Fr.    368,900    10,621,789
                          Volvo AB, B                                               Swe.  1,074,750    22,004,833
                                                                                                    -------------
                                                                                                       40,708,544
-----------------------------------------------------------------------------------------------------------------
 Banking: 13.3%
                          Argentaria Corporacion Bancaria de Espana SA, ADR          Sp.    787,000    15,838,375
                          Australia & New Zealand Banking Group Ltd.                Aus.  3,070,161    14,398,796
                          Banco Bilbao Vizcaya                                       Sp.    744,080    26,806,509
                         *Banco di Sardegna SPA, di Risp                            Itl.    516,480     3,570,565
                          Banque Nationale de Paris, ADR, 144A                       Fr.    555,000    25,035,634
                          Barclays PLC                                              U.K.  1,157,188    13,280,562
                          Canadian Imperial Bank of Commerce                        Can.    684,300    20,363,834
                          Daegu Bank Co. Ltd.                                       Kor.    516,910     7,934,727
                         *Daegu Bank Co. Ltd., new                                  Kor.      2,530        37,206
                          Deutsche Bank AG                                          Ger.    379,900    18,040,647
                          HSBC Holdings PLC                                         H.K.  1,253,339    18,964,198
                          *Komercni Banka AS                                        Csk.    130,500     7,022,707
                          *Komercni Banka AS, GDR, 144A                             Csk.    321,500     5,851,300
                          National Bank of Canada                                   Can.    777,500     6,336,071
                          National Bank of Greece SA                                 Gr.     47,210     2,406,398
                         *Philippine National Bank                                 Phil.    431,604     4,771,832
                          PT Panin Bank, fgn.                                      Indo.  4,191,500     3,757,960
                          Sparbanken Sverige AB, A, 144A                            Swe.    374,320     4,761,803
                          Stadshypotek AB, A                                        Swe.    490,000     9,811,139
                          Svenska Handelsbanken, A                                  Swe.  1,351,150    28,070,772
                          Westpac Banking Corp.                                     Aus.  1,000,970     4,434,075
                                                                                                    -------------
                                                                                                      241,495,110
-----------------------------------------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.5%
                          News Corp. Ltd.                                           Aus.  1,209,915     6,456,765
                          Sing Tao Holdings Ltd.                                    H.K.  6,201,400     2,405,975
                                                                                                    -------------
                                                                                                        8,862,740
-----------------------------------------------------------------------------------------------------------------
 Building Materials & Components: 1.1%
                          Byucksan Development Co. Ltd.                             Kor.      3,587        59,880
                          Pioneer International Ltd.                                Aus.  6,273,612    16,180,159
                         *Unione Cementi Marchino Emiliane (Unicem), di Risp        Itl.  1,168,200     2,964,172
                                                                                                    -------------
                                                                                                       19,204,211
-----------------------------------------------------------------------------------------------------------------
 Business & Public Services: 3.0%
                          Ecco SA                                                    Fr.     76,624    11,594,524
                        *+Esselte AB, B                                             Swe.    869,400    13,023,101
                          Societe Generale de Surveillance Holdings Ltd., br.      Swtz.     13,005    25,818,336
                         *Waste Management International PLC                        U.K.    958,600     5,061,560
                                                                                                    -------------
                                                                                                       55,497,521
-----------------------------------------------------------------------------------------------------------------
 Chemicals: 4.3%
                          Akzo Nobel NV                                            Neth.    121,564    14,082,940
                          Bayer AG                                                  Ger.     79,778    21,184,382
                          European Vinyls Corp. EVC International NV               Neth.    176,040     4,582,029
                          Rhone-Poulenc SA, A                                        Fr.  1,195,020    25,598,856
                          Solvay SA                                                 Bel.     23,317    12,656,781
                                                                                                    -------------
                                                                                                       78,104,988

Templeton Institutional Fund, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1995 (cont.)

----------------------------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                     COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
----------------------------------------------------------------------------------------------------
Construction & Housing: 1.3%
                         Daito Trust Construction Co. Ltd.           Jpn.   1,310,000 $   15,473,689
                         Kyudenko Corp.                              Jpn.     679,000      8,940,698
                                                                                      --------------
                                                                                          24,414,387
----------------------------------------------------------------------------------------------------
Data Processing & Reproduction: 0.5%
                         *Newbridge Networks Corp.                   Can.     237,900      9,846,061
----------------------------------------------------------------------------------------------------
Electrical & Electronics: 3.3%
                         Alcatel Alsthom SA                           Fr.     159,000     13,708,352
                         BBC Brown Boveri Ltd., br.                 Swtz.      18,806     21,846,589
                         Hitachi Ltd.                                Jpn.   2,352,000     23,682,819
                                                                                      --------------
                                                                                          59,237,760
----------------------------------------------------------------------------------------------------
Electronic Components & Instruments: 1.1%
                         BICC                                        U.K.   4,470,000     19,159,523
----------------------------------------------------------------------------------------------------
Energy Equipment & Services: 0.8%
                         Koninklijke Pakhoed NV                     Neth.     518,599     14,275,149
----------------------------------------------------------------------------------------------------
Energy Sources: 3.5%
                        *MOL Magyar Olay-Es Gazipari RT, GDS 144A    Hun.     750,259      6,095,854
                         Repsol SA                                    Sp.     732,700     24,010,573
                         Saga Petroleum AS, A                        Nor.     700,500      9,345,013
                         Societe Elf Aquitaine SA, ADR                Fr.           1             37
                         Societe Elf Aquitane SA                      Fr.     337,155     24,840,826
                                                                                      --------------
                                                                                          64,292,303
----------------------------------------------------------------------------------------------------
Financial Services: 2.6%
                         Axa SA                                       Fr.     140,000      9,434,348
                        *Capital Portugal Fund                      Port.      31,050      2,629,422
                         Chile Fund Inc.                            Chil.     337,000      8,762,000
                        *India Fund, B                               Ind.   4,032,698      6,450,613
                         Korea International Trust                   Kor.          70      3,640,000
                         London Pacific Group Ltd.                   U.K.   1,212,080      4,348,218
                         Thai Fund Inc.                             Thai.     423,613      9,478,341
                         Thailand International Fund                Thai.          80      2,420,000
                                                                                      --------------
                                                                                          47,162,942
----------------------------------------------------------------------------------------------------
Food & Household Products: 2.0%
                         Albert Fisher Group PLC                     U.K.  19,152,945     14,277,261
                         Hillsdown Holdings PLC                      U.K.   5,622,658     14,756,945
                       *+Vetropack AG                               Swtz.       1,070      3,223,450
                         Vitro SA                                    Mex.   2,568,800      3,995,541
                                                                                      --------------
                                                                                          36,253,197
----------------------------------------------------------------------------------------------------
Forest Products & Paper: 3.3%
                         Cartiere Burgo SPA                          Itl.   2,218,760     11,051,541
                         Fletcher Challenge Ltd.                     N.Z.   5,465,000     12,611,758
                         Fletcher Challenge Ltd. Forestry Division   N.Z.   3,845,408      5,480,368
                         Metsa Serla OY, B                           Fin.     245,300      7,550,987
                         PT Barito Pacific Timber, fgn.             Indo.   3,730,000      2,732,451
                         Stora Kopparbergs Bergslags AB, B           Swe.   1,168,000     13,979,179
                       *+Unipapel SA                                  Sp.     309,693      5,821,105
                                                                                      --------------
                                                                                          59,227,389

Templeton Institutional Fund, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1995 (cont.)

---------------------------------------------------------------------------------------------------------

INDUSTRY                 ISSUE                                          COUNTRY   SHARES       VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------
Health & Personal Care: 2.7%
                         Astra AB, A                                      Swe.     534,500 $   21,323,834
                         Hafslund Nycomed SA, B                           Nor.     839,790     21,279,471
                         Medeva PLC                                       U.K.   1,739,171      7,238,443
                                                                                           --------------
                                                                                               49,841,748
---------------------------------------------------------------------------------------------------------
Insurance: 5.4%
                         Ace Ltd.                                         Bmu.     336,500     13,375,875
                         Aegon NV                                        Neth.     523,215     23,187,232
                         GIO Austrailia Holdings Ltd.                     Aus.   6,498,797     15,118,649
                         Ing Groep NV                                    Neth.     332,741     22,264,425
                         London Insurance Group Inc.                      Can.     503,200     10,182,691
                        *Zuerich Versicherung, new                       Swtz.      43,775     13,092,653
                                                                                           --------------
                                                                                               97,221,525
---------------------------------------------------------------------------------------------------------
Leisure & Tourism: 0.4%
                         Kuoni Reisen Holding AG, B                      Swtz.       3,975      6,375,163
---------------------------------------------------------------------------------------------------------
Machinery & Engineering: 1.0%
                         Hitachi Koki Co. Ltd.                            Jpn.     185,000      1,676,526
                        *Tampella AB (OY)                                 Fin.   1,725,000      2,179,481
                         VA Technologie AG, br., 144A                    Aust.     116,750     14,805,568
                                                                                           --------------
                                                                                               18,661,575
---------------------------------------------------------------------------------------------------------
Merchandising: 1.1%
                         Dairy Farm International Holdings Ltd.           H.K.   5,149,463      4,737,506
                         Koninklijke Bijenkorf Beheer NV (KBB)           Neth.      97,436      6,446,674
                         Kwik Save Group PLC                              U.K.   1,080,910      8,460,347
                                                                                           --------------
                                                                                               19,644,527
---------------------------------------------------------------------------------------------------------
Metals & Mining: 1.9%
                        *Bohler Uddeholm AG, 144A                        Aust.      80,450      6,137,267
                         Elkem AS                                         Nor.     810,100      9,208,443
                        *Inmet Mining Corp.                               Can.     452,000      3,310,991
                        *Union Miniere NPV                                Bel.     242,770     16,209,414
                                                                                           --------------
                                                                                               34,866,115
---------------------------------------------------------------------------------------------------------
Multi-Industry: 4.5%
                         Amer Group Ltd., A                               Fin.     613,500      9,569,422
                        *BTR PLC, A                                       Aus.   1,622,565      7,926,427
                       *+Fotex First Hungarian-American Photo-Service     Hun.   3,330,000      1,930,004
                         Hutchison Whampoa Ltd.                           H.K.   3,107,000     18,925,276
                         Jardine Matheson Holdings Ltd.                   H.K.   2,000,694     13,704,754
                         Jardine Strategic Holdings Ltd.                  H.K.   4,280,324     13,097,791
                        *Jardine Strategic Holdings Ltd., wts.            H.K.     345,688        110,620
                         Swire Pacific Ltd., A                            H.K.   2,166,000     16,806,983
                                                                                           --------------
                                                                                               82,071,277
---------------------------------------------------------------------------------------------------------
Real Estate: 2.7%
                         Bail Investissement                               Fr.      73,500     12,487,645
                         Hang Lung Development Co. Ltd.                   H.K.   4,645,200      7,389,067
                         New World Development Co. Ltd.                   H.K.   2,655,177     11,571,867
                         Taylor Woodrow PLC                               U.K.  10,053,810     18,345,799
                                                                                           --------------
                                                                                               49,794,378

Templeton Institutional Fund, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1995 (cont.)

---------------------------------------------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                                                     COUNTRY   SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
 Telecommunications: 4.1%
                          Compania de Telecomunicaciones de Chile SA, ADR            Chil.      72,500 $    6,008,437
                          Philippine Long Distance Telephone Co., GDR, 144A          Phil.     451,700     14,059,162
                         *SPT Telecom AS                                              Csk.      65,500      6,189,905
                          STET (Sta Finanziaria Telefonica Torino) SPA, di Risp       Itl.  12,198,000     24,852,969
                          Telefonica de Espana SA                                      Sp.   1,738,785     24,082,101
                                                                                                       --------------
                                                                                                           75,192,574
---------------------------------------------------------------------------------------------------------------------
 Transportation: 2.0%
                          Brambles Industries Ltd.                                    Aus.     392,500      4,375,892
                          Cathay Pacific Airways Ltd.                                 H.K.   5,603,550      8,551,166
                          Qantas Airways Ltd., ADR, 144A                              Aus.     772,500     12,891,094
                          Singapore Airlines Ltd., fgn.                              Sing.     417,200      3,893,277
                          Unitor AS                                                   Nor.     515,000      7,073,617
                                                                                                       --------------
                                                                                                           36,785,046
---------------------------------------------------------------------------------------------------------------------
 Utilities Electrical & Gas: 8.6%
                          British Gas PLC                                             U.K.   3,355,650     13,236,661
                         *CEZ                                                         Csk.     313,039     11,316,643
                          Electricidad de Caracas                                    Venz.   8,761,612      5,987,317
                          Endesa-Empresa Nacional de Electricidad SA                   Sp.     313,000     17,727,205
                          Evn Energie-Versorgung Niederoesterreich AG                Aust.      99,709     13,681,772
                          Iberdrola SA                                                 Sp.   2,940,142     26,904,844
                          National Grid Holdings PLC                                  U.K.     904,584      2,809,616
                          Shandong Huaneng Power                                      Chn.   1,001,240      6,758,370
                          South Wales Electricity                                     U.K.     953,200     13,870,487
                          Thames Water Group PLC                                      U.K.   2,335,000     20,379,395
                          VEBA AG                                                     Ger.     544,500     23,313,204
                                                                                                       --------------
                                                                                                          155,985,514
---------------------------------------------------------------------------------------------------------------------
 Wholesale & International Trade: 1.2%
                          Brierley Investments Ltd.                                   N.Z.  26,409,099     20,890,543
                                                                                                       --------------
 TOTAL COMMON STOCKS: (cost $1,347,505,085)                                                             1,449,625,646
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 3.3%
---------------------------------------------------------------------------------------------------------------------
                          ABN Amro NV, conv., pfd.                                   Neth.     501,188     21,522,835
                          Concessioni e Costruzioni Autostrade SPA, B, pfd.           Itl.   4,955,000      5,422,188
                          Nacional Financiera SA, 11.25%, conv., 5/15/98, pfd.        Mex.     389,307     12,847,131
                          News Corp. Ltd., conv., pfd.                                Aus.     955,957      4,469,147
                          Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR        Braz.     320,250     15,171,844
                                                                                                       --------------
 TOTAL PREFERRED STOCKS (cost $50,357,609)                                                                 59,433,145
---------------------------------------------------------------------------------------------------------------------

Templeton Institutional Fund, Inc.
Foreign Equity Series
Investment Portfolio, December 31, 1995 (cont.)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                PRINCIPAL IN
INDUSTRY              ISSUE                                                           COUNTRY LOCAL CURRENCY**     VALUE
-----------------------------------------------------------------------------------------------------------------------------
BONDS: 3.4%
-----------------------------------------------------------------------------------------------------------------------------
                      British Airways, DEB, 9.75%, 6/15/05                             U.K.       1,237,800    $    3,891,262
                      C.S. Holding Finance BV, 4.875%, conv., 11/19/02                 U.S.      11,385,000        17,988,300
                      Cia de Inversiones en Telecomunicaciones SA, 7.00%, 3/3/98       U.S.         309,675        17,961,150
                      Jardine Strategic Holdings Ltd., 7.50%, conv., 5/7/49            U.S.         501,000           546,090
                      PIV Investment Finance (Cayman) Ltd., 4.50%, conv., 12/1/00      U.S.      11,720,000         9,786,200
                      U.S. Treasury Note, 8.875%, 2/15/96                              U.S.      11,000,000        11,046,420
                                                                                                               --------------
TOTAL BONDS (cost $56,123,978)                                                                                     61,219,422
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 13.4% (cost $244,139,711)
-----------------------------------------------------------------------------------------------------------------------------
                      U.S. Treasury Bills, 4.25% to 5.40%, with maturities to 3/22/96  U.S.     245,188,000       244,257,970
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.8% (cost $1,698,126,383)                                                                  1,814,536,183
OTHER ASSETS, LESS LIABILITIES: 0.2%                                                                                3,347,124
                                                                                                               --------------
TOTAL NET ASSETS: 100.0%                                                                                       $1,817,883,307
                                                                                                               ==============

 *NON-INCOME PRODUCING.
**PRINCIPAL AMOUNT IN CURRENCY OF COUNTRIES INDICATED.
 +SEE NOTE 6.



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $1,698,126,383)                                     $1,814,536,183
 Cash                                                        549,606
 Receivables:
  Investment securities sold                              14,475,664
  Capital shares sold                                     20,535,578
  Dividends and interest                                   6,753,669
                                                      --------------
   Total assets                                        1,856,850,700
                                                      --------------
Liabilities:
 Payables:
  Investment securities purchased                         35,095,917
  Capital shares redeemed                                  2,151,586
 Accrued expenses                                          1,719,890
                                                      --------------
   Total liabilities                                      38,967,393
                                                      --------------
Net assets, at value                                  $1,817,883,307
                                                      ==============
Net assets consist of:
 Undistributed net investment income                  $      756,912
 Unrealized appreciation on investments                  116,409,800
 Accumulated net realized gain                             2,369,773
 Net capital paid in on shares of capital stock        1,698,346,822
                                                      --------------
Net assets, at value                                  $1,817,883,307
                                                      ==============
Shares outstanding                                       129,496,379
                                                      ==============
Net asset value per share
 ($1,817,883,307 / 129,496,379)                       $        14.04
                                                      ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 (net of $5,100,021 foreign taxes withheld)
 Dividends                                   $ 38,686,823
 Interest                                      12,077,778
                                             ------------
  Total income                                             $ 50,764,601
Expenses:
 Management fees (Note 4)                       9,916,869
 Administrative fees (Note 4)                   1,412,755
 Transfer agent fees (Note 4)                      16,500
 Custodian fees                                   758,000
 Reports to shareholders                           60,573
 Audit fees                                        53,000
 Legal fees (Note 4)                                8,000
 Registration and filing fees                     179,550
 Directors' fees and expenses                      53,000
 Other                                             56,688
                                             ------------
  Total expenses                                             12,514,935
                                                           ------------
   Net investment income                                     38,249,666
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                  25,138,417
  Foreign currency transactions                  (731,041)
                                             ------------
                                               24,407,376
 Net unrealized appreciation on investments   116,272,586
                                             ------------
  Net realized and unrealized gain                          140,679,962
                                                           ------------
Net increase in net assets resulting from
 operations                                                $178,929,628
                                                           ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                   1995            1994
                                              --------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $   38,249,666  $   16,632,271
  Net realized gain on investments and for-
   eign currency transactions                     24,407,376       9,358,727
  Net unrealized appreciation (depreciation)     116,272,586     (41,946,256)
                                              --------------  --------------
   Net increase (decrease) in net assets re-
    sulting from operations                      178,929,628     (15,955,258)
 Distributions to shareholders:
  From net investment income                     (37,739,736)    (15,267,921)
  From net realized gain                         (20,589,597)    (19,111,004)
 Capital share transactions (Note 3)             604,056,205     735,590,480
                                              --------------  --------------
     Net increase in net assets                  724,656,500     685,256,297
Net assets:
 Beginning of year                             1,093,226,807     407,970,510
                                              --------------  --------------
 End of year                                  $1,817,883,307  $1,093,226,807
                                              ==============  ==============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate series of Templeton Institu-tional Funds, Inc. (the Company) which is registered under the Investment Com-pany Act of 1940 as an open-end, diversified management investment company, ac-counting policies. The following summarizes the Fund's significant accounting policies.

A. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar is based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and ma-turities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities trans-actions, the differences between the amounts of dividends, interest, and for-eign withholding taxes recorded on the Fund's books, and the U.S. dollar equiv-alent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies held by the Fund. Distributions are recorded on the ex-dividend date.

2. MERGER OF TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SOUTH AFRICA
FREE) SERIES

On January 29, 1996, the Fund acquired all of the net assets of the Company's Foreign Equity (South Africa Free) Series pursuant to a plan of reorganization approved by Foreign Equity (South Africa Free) Series shareholders. The merger was accomplished by a tax free exchange of shares of the Fund (valued at $17,800,619) for the net assets of the Foreign Equity (South Africa Free) Se-ries which aggregated, $17,800,619 including $1,500,235 of unrealized apprecia-tion. The combined net assets of the Fund immediately after the merger were $1,911,308,133.

3. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1995, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 320 million have been classified as Fund shares. Transactions in the Fund's shares for the years ended December 31, 1995 and 1994 were as follows:

                                       1995                       1994
                             --------------------------  ------------------------
                               SHARES        AMOUNT        SHARES       AMOUNT
                             -----------  -------------  ----------  ------------
     Shares sold              54,841,050  $ 746,123,192  55,873,309  $756,177,777
     Shares issued in rein-
      vestment of distribu-
      tions                    3,679,491     50,240,082   2,173,387    28,197,368
     Shares redeemed         (14,047,591)  (192,307,069) (3,642,203)  (48,784,665)
                             -----------  -------------  ----------  ------------
     Net increase             44,472,950  $ 604,056,205  54,404,493  $735,590,480
                             ===========  =============  ==========  ============

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Company's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1% of the Fund's average net assets through the year ended December 31, 1995. For the year ended December 31, 1995, no such reimbursement was necessary under the agreement. For the year ended December 31, 1995, FTD did not receive any com-missions from the sale of the Fund's shares and FTIS received fees of $16,500.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees of $8,000 for the year ended December 31, 1995.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 were $718,356,584 and $257,722,264, respectively. The cost of securities for federal income tax purposes is $1,702,918,588. Real-ized gains and losses are reported on an identified cost basis.

At December 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $198,132,419
     Unrealized depreciation       (86,514,825)
                                  ------------
     Net unrealized appreciation  $111,617,594
                                  ============

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" as of December 31, 1995 amounted to $23,997,660. For the year ended December 31, 1995 net realized loss from disposition of affiliated company was $2,194,854.

Templeton Institutional Funds, Inc.
Foreign Equity Series
Independent Auditor's Report

-------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Foreign Equity Series

We have audited the accompanying statement of assets and liabilities, includ-ing the investment portfolio, of the Foreign Equity Series of Templeton Insti-tutional Funds, Inc. as of December 31, 1995, and the related statement of op-erations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial state-ments and financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                   /s/ McGladrey & Pullen, LLP

New York, New York
January 31, 1996

                        --------------------------------------------------------

                        This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

                        Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.




                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243
ZT454 A 12/95           [RECYCLED PAPER LOGO]
                        --------------------------------------------------------